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                             PURCHASE AGREEMENT


                                  between


                 MITSUBISHI MOTORS CREDIT OF AMERICA, INC.

                                 as Seller


                                    and


                        MMCA AUTO RECEIVABLES TRUST

                                as Purchaser


                        Dated as of October 1, 2001






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                             TABLE OF CONTENTS
                                                                          Page
                                                                          ----
ARTICLE I DEFINITIONS........................................................1


ARTICLE II PURCHASE AND SALE OF RECEIVABLES..................................4
         SECTION 2.1        Purchase and Sale of Receivables.................4
         SECTION 2.2        Payment of the Purchase Price....................7
         SECTION 2.3        The Closing......................................7

ARTICLE III REPRESENTATIONS AND WARRANTIES...................................8
         SECTION 3.1        Representations and Warranties of the Purchaser..8
         SECTION 3.2        Representations and Warranties of the Seller.....9

ARTICLE IV CONDITIONS.......................................................17
         SECTION 4.1        Conditions to Obligations of the Purchaser......17
         SECTION 4.2        Conditions to Obligation of the Seller..........20

ARTICLE V COVENANTS OF THE SELLER...........................................20
         SECTION 5.1        Protection of Right, Title and Interest.........20
         SECTION 5.2        Other Liens or Interests........................22
         SECTION 5.3        Costs and Expenses..............................22
         SECTION 5.4        Indemnification.................................22
         SECTION 5.5        Sale............................................23
         SECTION 5.6        Transfer of Subsequent Receivables..............23

ARTICLE VI MISCELLANEOUS PROVISIONS.........................................23
         SECTION 6.1        Obligations of Seller...........................23
         SECTION 6.2        Repurchase Events...............................23
         SECTION 6.3        Purchaser's Assignment of Repurchased
                            Receivables.....................................24
         SECTION 6.4        Trust...........................................24
         SECTION 6.5        Amendments......................................24
         SECTION 6.6        Accountants' Letters............................25
         SECTION 6.7        Waivers.........................................25
         SECTION 6.8        Notices.........................................25
         SECTION 6.9        Costs and Expenses..............................26
         SECTION 6.10       Representations of the Seller and the Purchaser.26
         SECTION 6.11       Confidential Information........................26
         SECTION 6.12       Headings and Cross-References...................26
         SECTION 6.13       Governing Law...................................26
         SECTION 6.14       Agreements of Purchaser.........................26
         SECTION 6.15       Counterparts....................................26




                  PURCHASE AGREEMENT, dated as of October 1, 2001 (as amended, supplemented or otherwise modified and in effect from time to time, this "Agreement"), by and between MITSUBISHI MOTORS CREDIT OF AMERICA, INC., a Delaware corporation (the "Seller"), having its principal executive office at 6363 Katella Avenue, Cypress, California 90630-5205, and MMCA AUTO RECEIVABLES TRUST, a Delaware business trust (the "Purchaser"), having its principal executive office at 6363 Katella Avenue, Cypress, California 90630-5205.

                  WHEREAS, in the regular course of its business, the Seller purchases certain motor vehicle retail installment sale contracts secured by new and used automobiles and sports-utility vehicles from motor vehicle dealers; and

                  WHEREAS, the Seller and the Purchaser wish to set forth the terms pursuant to which the Receivables (such capitalized term and the other capitalized terms used herein have the meanings assigned thereto pursuant to Article I hereof) and certain additional property related thereto are to be sold by the Seller to the Purchaser on the Closing Date and the Subsequent Receivables and certain additional property related thereto are to be sold by the Seller to the Purchaser from time to time during the Pre-Funding Period, which Receivables and other property related thereto will be sold by the Purchaser, pursuant to the Sale and Servicing Agreement, to the MMCA Auto Owner Trust 2001-3 to be created pursuant to the Trust Agreement.

                  NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

                                 ARTICLE I

                                DEFINITIONS


                  Terms not defined in this Agreement shall have the meaning set forth in, or incorporated by reference into, the Sale and Servicing Agreement or, if not defined therein, in the Indenture. As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

                  "Agreement" shall have the meaning specified in the preamble hereto.

                  "Assignment" shall mean, for purposes of this Agreement, the First-Tier Initial Assignment or any First-Tier Subsequent Assignment, as the context may require.

                  "Closing" shall have the meaning specified in Section 2.3.

                  "Closing Date" shall mean October [12], 2001.

                  "Cutoff Date" shall mean the Initial Cutoff Date or any Subsequent Cutoff Date as the context may require.

                  "Eligible Receivable" shall mean, each Receivable as to which the representations and warranties of the Seller in Section 3.2(b) shall be true and correct in all material respects as of the Initial Cutoff Date.

                  "First-Tier Initial Assignment" shall mean the document of assignment in substantially the form attached to this Agreement as Exhibit A-1.

                  "First-Tier Subsequent Assignment" shall mean any document of assignment in substantially the form attached to this Agreement as Exhibit A-2.

                  "GAAP" shall mean generally accepted accounting principles.

                  "Indenture" shall mean the Indenture, dated as of October 1, 2001, between the Trust and Bank of Tokyo-Mitsubishi Trust Company, a New York banking corporation, as Indenture Trustee, as the same may from time to time be amended, supplemented or otherwise modified and in effect.

                  "Initial Cutoff Date" shall mean September 30, 2001.

                  "Initial Receivable" shall mean, for purposes of this Agreement, each motor vehicle retail installment sale contract described in the Schedule of Initial Receivables attached hereto as Exhibit B and all rights and obligations thereunder and any amendments, modifications or supplements to such motor vehicle retail installment sale contract.

                  "Initial Receivables Purchase Price" shall mean $[         ].

                  "Officer's Certificate" shall mean, for purposes of this Agreement, a certificate signed by the chairman, the president, any executive vice president, vice president or the treasurer of the Seller and delivered to the Purchaser.

                  "Prospectus" shall have the meaning assigned to such term in the Underwriting Agreement.

                  "Purchaser" shall mean MMCA Auto Receivables Trust, a Delaware business trust, and its successors and assigns.

                  "Receivable" shall mean, for purposes of this Agreement, any Initial Receivable or Subsequent Receivable, as the context may require.

                  "Receivables Purchase Price" shall mean $[          ].

                  "Relevant UCC" shall mean the Uniform Commercial Code, as in effect from time to time in the relevant jurisdictions. In the event that the Uniform Commercial Code as in effect on the date hereof in any relevant jurisdiction is revised subsequent to the date hereof, all references to specific sections of the Uniform Commercial Code shall be deemed to be references to the successor provisions of the Uniform Commercial Code.

                  "Repurchase Event" shall have the meaning specified in
Section 6.2.

                  "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement, dated as of October 1, 2001, among Mitsubishi Motors Credit of America, Inc., as servicer, the Purchaser, as seller, and the Trust, as purchaser, as the same may from time to time be amended, supplemented or otherwise modified and in effect.

                  "Schedule of Initial Receivables" shall mean, for purposes of this Agreement, the list of Initial Receivables (which list may be in the form of computer tape, microfiche or compact disk) annexed hereto as Exhibit B.

                  "Schedule of Receivables" shall mean, for purposes of this Agreement, the Schedule of Initial Receivables or any Schedule of Subsequent Receivables, as the context may require.

                  "Schedule of Subsequent Receivables" shall mean, for purposes of this Agreement, any list of Subsequent Receivables (which list may be in the form of microfiche or compact disk) attached as Schedule A to the related First-Tier Subsequent Assignment.

                  "Seller" shall mean Mitsubishi Motors Credit of America, Inc., a Delaware corporation, and its successors and assigns.

                  "Subsequent Cutoff Date", with respect to any Subsequent Receivable, shall have the meaning specified in the related First-Tier Subsequent Assignment.

                  "Subsequent Receivable" shall mean, for purposes of this Agreement, each motor vehicle retail installment sale contract described in a Schedule of Subsequent Receivables attached as Schedule A to a First-Tier Subsequent Assignment and all rights and obligations thereunder and any amendments, modifications or supplements to such motor vehicle retail installment sale contract.

                  "Subsequent Receivables Purchase Price" shall have the meaning specified in Section 2.2(a).

                  "Subsequent Transfer Date" shall mean, with respect to any Subsequent Receivable, the Business Day during the Pre-Funding Period on which the related First-Tier Subsequent Assignment is executed and delivered by the Seller to the Purchaser pursuant to Section
4.1(b)(iii)(A).

                  "Trust" shall mean the MMCA Auto Owner Trust 2001-3, a Delaware business trust.

                  "Trust Agreement" shall mean the Amended and Restated Trust Agreement, dated as of October 1, 2001, between the Purchaser, as depositor, and Wilmington Trust Company, as Owner Trustee, as the same may from time to time be amended, supplemented or otherwise modified and in effect.

                  "Underwriting Agreement" shall mean the Underwriting Agreement, dated as of October [ ], 2001 by and between J.P. Morgan Securities Inc., as representative of the several underwriters of the Class A Notes and as the sole underwriter of the Class B Notes, and the Purchaser.

                  "Yield Supplement Agreement" shall mean the Yield Supplement Agreement to be entered into by the Seller and the Purchaser on the Closing Date, as the same may from time to time be amended, supplemented or otherwise modified and in effect, in substantially the form attached to the Sale and Servicing Agreement as Exhibit D.


                                ARTICLE II

                      PURCHASE AND SALE OF RECEIVABLES

                  SECTION 2.1  Purchase and Sale of Receivables.

                  On the Closing Date and each Subsequent Transfer Date, subject to the terms and conditions of this Agreement, the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, the Receivables set forth in the related Schedule of Receivables and the other property relating thereto (as described below).

                        (a) Sale of Initial Receivables. On the Closing Date, and simultaneously with the transactions to be consummated pursuant to the Indenture, the Sale and Servicing Agreement and the Trust Agreement, the Seller shall, pursuant to the First-Tier Initial Assignment, sell, transfer, assign and otherwise convey to the Purchaser, without recourse (subject to the obligations herein), all right, title and interest of the Seller, whether now owned or hereafter acquired, in, to and under the following, collectively: (i) the Initial Receivables; (ii) with respect to Initial Receivables that are Actuarial Receivables, monies due thereunder on or after the Initial Cutoff Date (including Payaheads) and, with respect to Initial Receivables that are Simple Interest Receivables, monies received thereunder on or after the Initial Cutoff Date; (iii) the security interests in Financed Vehicles granted by Obligors pursuant to the Initial Receivables and any other interest of the Seller in such Financed Vehicles; (iv) all rights to receive proceeds with respect to the Initial Receivables from claims on any physical damage, theft, credit life or disability insurance policies covering the related Financed Vehicles or related Obligors; (v) all rights to receive proceeds with respect to the Initial Receivables from recourse to Dealers thereon pursuant to the Dealer Agreements; (vi) all of the Seller's rights to the Receivable Files that relate to the Initial Receivables; (vii) all payments and proceeds with respect to the Initial Receivables held by the Seller; (viii) all property (including the right to receive Liquidation Proceeds and Recoveries and Financed Vehicles and the proceeds thereof acquired by the Seller pursuant to the terms of an Initial Receivable that is a Final Payment Receivable), guarantees and other collateral securing an Initial Receivable (other than an Initial Receivable purchased by the Servicer or repurchased by the Seller); (ix) all rebates of premiums and other amounts relating to insurance policies and other items financed under the Initial Receivables in effect as of the Initial Cutoff Date; and (x) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

                           It is the intention of the Seller and the Purchaser that the transfer and assignment of the Initial Receivables and the other property described in clauses (i) through (x) of this Section 2.1(a) shall constitute a sale of the Initial Receivables and such other property from the Seller to the Purchaser, conveying good title thereto free and clear of any liens, and the Initial Receivables and such other property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy or similar law. However, in the event that the foregoing transfer and assignment is deemed to be a pledge, the Seller hereby grants to the Purchaser a first priority security interest in all of the Seller's right to and interest in the Initial Receivables and other property described in the preceding paragraph to secure a loan deemed to have been made by the Purchaser to the Seller in an amount equal to the sum of the initial principal amount of the Notes plus accrued interest thereon and the Initial Certificate Balance.

                        (b) Sale of Subsequent Receivables. Subject to satisfaction of the conditions set forth in Section 4.1(b), the Seller shall, pursuant to each First-Tier Subsequent Assignment, sell, transfer, assign and otherwise convey to the Purchaser, without recourse (subject to the obligations herein), all right, title and interest of the Seller, whether now owned or hereafter acquired, in, to and under the following, collectively: (i) the Subsequent Receivables listed on Schedule A to the related First-Tier Subsequent Assignment; (ii) with respect to the Subsequent Receivables that are Actuarial Receivables, monies due thereunder on or after the related Subsequent Cutoff Date (including Payaheads) and, with respect to Subsequent Receivables that are Simple Interest Receivables, monies received thereunder on or after the related Subsequent Cutoff Date; (iii) the security interests in Financed Vehicles granted by Obligors pursuant to such Subsequent Receivables and any other interest of the Seller in such Financed Vehicles; (iv) all rights to receive proceeds with respect to such Subsequent Receivables from claims on any physical damage, theft, credit life or disability insurance policies covering the related Financed Vehicles or related Obligors; (v) all rights to receive proceeds with respect to such Subsequent Receivables from recourse to Dealers thereon pursuant to the related Dealer Agreements; (vi) all of the Seller's rights to the Receivable Files that relate to such Subsequent Receivables; (vii) all payments and proceeds with respect to such Subsequent Receivables held by the Seller; (viii) all property (including the right to receive Liquidation Proceeds and Recoveries and Financed Vehicles and the proceeds thereof acquired by the Seller pursuant to the terms of a Subsequent Receivable that is a Final Payment Receivable), guarantees and other collateral securing a Subsequent Receivable (other than a Subsequent Receivable purchased by the Servicer or repurchased by the Seller); (ix) all rebates of premiums and other amounts relating to insurance policies and other items financed under such Subsequent Receivables in effect as of the related Subsequent Cutoff Date; and (x) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

                           It is the intention of the Seller and the Purchaser that each transfer and assignment of Subsequent Receivables and the other property described in clauses (i) through (x) of this Section 2.1(b) shall constitute a sale of such Subsequent Receivables and other property from the Seller to the Purchaser, conveying good title thereto free and clear of any liens, and such Subsequent Receivables and other property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy or similar law. However, in the event that the foregoing transfer and assignment is deemed to be a pledge, the Seller hereby grants to the Purchaser a first priority security interest in all of the Seller's right to and interest in such Subsequent Receivables and other property described in the preceding paragraph to secure a loan deemed to have been made by the Purchaser to the Seller in an amount equal to the sum of the initial principal amount of the Notes plus accrued interest thereon and the Initial Certificate Balance.

                   SECTION 2.2 Payment of the Purchase Price.

                        (a) Initial Receivables Purchase Price. In consideration for the Initial Receivables, the other property described in Section 2.1(a) and delivery of the Yield Supplement Agreement, the Purchaser shall, on or prior to the Closing Date, pay to or upon the order of the Seller the Initial Receivables Purchase Price. An amount equal to $[ ] of the Initial Receivables Purchase Price shall be paid to the Seller in cash. The remainder of the Initial Receivables Purchase Price shall be paid by crediting the Seller with a contribution to the capital of the Purchaser. The portion of the Initial Receivables Purchase Price to be paid in cash shall be by federal wire transfer (same day) funds.

                        (b) Subsequent Receivables Purchase Price. In consideration for the Subsequent Receivables and the other property related thereto described in Section 2.1(b) to be sold, transferred, assigned and otherwise conveyed to the Purchaser on the related Subsequent Transfer Date, the Purchaser shall, on or prior to such Subsequent Transfer Date, pay to or upon the order of the Seller an amount (the related "Subsequent Receivables Purchase Price") equal to the aggregate Principal Balance of the Subsequent Receivables as of the related Subsequent Cutoff Date, plus any premium or minus any discount agreed upon by the Seller and the Purchaser. Any Subsequent Receivables Purchase Price shall be payable as follows: (i) cash in the amount released to the Purchaser from the Pre-Funding Account pursuant to Section 4.8(a) of the Sale and Servicing Agreement shall be paid to or upon the order of the Seller on the related Subsequent Transfer Date by federal wire transfer (same day funds) and the balance paid in cash as and when amounts are released to, or otherwise realized by, the Purchaser from the Reserve Account and the Negative Carry Account in accordance with the Sale and Servicing Agreement; or
         (ii) as otherwise agreed by the Seller and the Purchaser.

                   SECTION 2.3 The Closing. The sale and purchase of the Receivables shall take place at a closing (the "Closing") at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036-6522 on the Closing Date, simultaneously with the closings under: (a) the Sale and Servicing Agreement, pursuant to which the Purchaser will assign all of its right, title and interest in, to and under the Initial Receivables, the Yield Supplement Agreement and other property described in Section 2.1(a) to the Trust in exchange for the Notes and the Certificates; (b) the Indenture, pursuant to which the Trust will issue the Notes and pledge all of its right, title and interest in, to and under the Trust Property to secure the Notes; (c) the Trust Agreement, pursuant to which the Trust will issue the Certificates; and (d) the Underwriting Agreement, pursuant to which the Purchaser will sell the Notes to the Persons named therein.


                                ARTICLE III

                       REPRESENTATIONS AND WARRANTIES

                   SECTION 3.1 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller as of the date hereof, the Closing Date and each Subsequent Transfer Date:

                        (a) Organization, etc. The Purchaser has been duly established and is validly existing as a business trust in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority, and legal right to acquire and own the Receivables, and has the power and authority to execute and deliver this Agreement and to carry out its terms.

                        (b) Due Qualification. The Purchaser is duly qualified to do business as a foreign business trust in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                        (c) Due Authorization and Binding Obligation. This Agreement has been duly authorized, executed and delivered by the Purchaser, and is the valid, binding and enforceable obligation of the Purchaser except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles.

                        (d) No Violation. The execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, its Certificate of Trust or its amended and restated trust agreement, or conflict with, or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, agreement, mortgage, deed of trust or other instrument to which the Purchaser is a party or by which the Purchaser is bound or to which any of its properties are subject, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than this Agreement), or violate any law, order, rule, or regulation, applicable to the Purchaser or its properties, of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over the Purchaser or any of its properties.

                        (e) No Proceedings. No proceedings or
         investigations are pending to which the Purchaser is a party or of which any property of the Purchaser is the subject, and, to the best knowledge of the Purchaser, no such proceedings or investigations are threatened or contemplated by governmental authorities or threatened by others, other than such proceedings or investigations which will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of the Purchaser and which do not (i) assert the invalidity of this Agreement, (ii) seek to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seek any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement.

                   SECTION 3.2 Representations and Warranties of the Seller.

                        (a) The Seller hereby represents and warrants to the Purchaser as of the date hereof, the Closing Date and each Subsequent Transfer Date:

                            (i) Organization, etc. The Seller has been duly
                   incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and is duly qualified to transact business and is in good standing in each jurisdiction in the United States of America in which the conduct of its business or the ownership or lease of its property requires such qualification.

                            (ii) Power and Authority; Binding Obligation.
                   The Seller has full power and authority to sell and assign the property sold and assigned to the Purchaser hereunder on the Closing Date and the property to be sold and assigned to the Purchaser hereunder on each Subsequent Transfer Date and has duly authorized such sales and assignments to the Purchaser by all necessary corporate action. This Agreement and the First-Tier Initial Assignment has been, and each First-Tier Subsequent Assignment has been or will be on or before the related Subsequent Transfer Date, duly authorized, executed and delivered by the Seller, and in each case shall constitute the legal, valid, binding and enforceable obligation of the Seller except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles.

                            (iii) No Violation. The execution, delivery and
                   performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the certificate of incorporation or bylaws of the Seller, or conflict with, or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which the Seller is bound or any of its properties are subject, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than this Agreement), or violate any law, order, rule or regulation, applicable to the Seller or its properties, of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

                            (iv) No Proceedings. No proceedings or
                   investigations are pending to which the Seller is a party or of which any property of the Seller is the subject, and, to the best knowledge of the Seller, no such proceedings or investigations are threatened or contemplated by governmental authorities or threatened by others, other than such proceedings or investigations which will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of the Seller and do not (i) assert the invalidity of this Agreement,
                   (ii) seek to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seek any determinations or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.

                            (v) Florida Securities and Investor Protection
                   Act. In connection with the offering of the Notes in the State of Florida, the Seller hereby certifies that it has complied with all provisions of Section 517.075 of the Florida Securities and Investor Protection Act.

                        (b) The Seller makes the following representations and warranties as to the Receivables on which the Purchaser relies in accepting the Receivables. Such representations and warranties speak as of the Closing Date in the case of the Initial Receivables and as of the applicable Subsequent Transfer Date in the case of the Subsequent Receivables, except to the extent otherwise provided in the following representations and warranties, but shall survive the sale, transfer, and assignment of the Receivables to the Purchaser hereunder and the subsequent assignment and transfer of the Receivables pursuant to the Sale and Servicing Agreement:

                            (i) Characteristics of Receivables. Each
                   Receivable (a) shall have been originated (x) in the United States of America by a Dealer for the consumer or commercial sale of a Financed Vehicle in the ordinary course of such Dealer's business or (y) by the Seller in connection with the refinancing by the Seller of a motor vehicle retail installment sale contract of the type described in subclause (x) above, shall have been fully and properly executed by the parties thereto, shall have been purchased by the Seller from such Dealer under an existing Dealer Agreement with the Seller (unless such Receivable was originated by the Seller in connection with a refinancing), and shall have been validly assigned by such Dealer to the Seller in accordance with its terms (unless such Receivable was originated by the Seller in connection with a refinancing), (b) shall have created or shall create a valid, binding, subsisting and enforceable first priority security interest in favor of the Seller on the related Financed Vehicle, which security interest has been validly assigned by the Seller to the Purchaser, (c) shall contain customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security,
                   (d) in the case of Standard Receivables, shall provide for monthly payments that fully amortize the Amount Financed by maturity of the Receivable and yield interest at the APR, (e) in the case of Final Payment Receivables, shall provide for a series of fixed level monthly payments and a larger payment due after such level monthly payments that fully amortize the Amount Financed by maturity and yield interest at the APR, (f) shall provide for, in the event that such contract is prepaid, a prepayment that fully pays the Principal Balance and all accrued and unpaid interest thereon, (g) is a retail installment sale contract, (h) is secured by a new or used automobile or sports-utility vehicle, and
                   (i) is an Actuarial Receivable or a Simple Interest Receivable (and may also be a Final Payment Receivable).

                            (ii) Schedule of Receivables. The information
                   set forth in the related Schedule of Receivables shall be true and correct in all material respects as of the opening of business on the related Cutoff Date and no selection procedures believed to be adverse to the Noteholders or the Certificateholders shall have been utilized in selecting the Receivables from those receivables which meet the criteria contained herein. The compact disk or other listing regarding the Receivables made available to the Purchaser and its assigns (which compact disk or other listing is required to be delivered as specified herein) is true and correct in all respects.

                            (iii) Compliance with Law. Each Receivable and
                   the sale of the related Financed Vehicle shall have complied, at the time it was originated or made, and shall comply on the Closing Date (with respect to each Initial Receivable) or the related Subsequent Transfer Date (with respect to each Subsequent Receivable), in all material respects with all requirements of applicable Federal, state, and local laws, and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Credit Billing Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, the Texas Consumer Credit Code, and State adaptations of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

                            (iv) Binding Obligation. Each Receivable shall
                   represent the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

                            (v) No Government Obligor. None of the
                   Receivables is due from the United States of America or any state or from any agency, department or instrumentality of the United States of America or any state.

                            (vi) Security Interest in Financed Vehicle.
                   Immediately prior to the sale, assignment, and transfer thereof, each Receivable shall be secured by a valid, subsisting and enforceable perfected first priority security interest in the related Financed Vehicle in favor of the Seller as secured party and, at such time as enforcement of such security interest is sought, there shall exist a valid, subsisting and enforceable first priority perfected security interest in such Financed Vehicle for the benefit of the Seller and the Purchaser, respectively (subject to any statutory or other lien arising by operation of law after the Closing Date (with respect to each Initial Receivable) or the related Subsequent Transfer Date (with respect to each Subsequent Receivable), which is prior to such security interest), or all necessary and appropriate action with respect to such Receivables shall have been taken to perfect a first priority security interest in such Financed Vehicle for the benefit of the Seller and the Purchaser, respectively.

                            (vii) Receivables in Force. No Receivable shall
                   have been satisfied, subordinated, or rescinded, nor shall any Financed Vehicle have been released from the Lien granted by the related Receivable in whole or in part, which security interest shall be assignable by the Seller to the Purchaser.

                            (viii) No Waiver. No provision of a Receivable
                   shall have been waived in such a manner that such Receivable fails to meet all of the representations and warranties made by the Seller in this Section 3.2(b) with respect thereto.

                            (ix) No Defenses. No right of rescission,
                   setoff, counterclaim, or defense shall have been asserted or threatened with respect to any Receivable.

                            (x) No Liens. To the best of the Seller's
                   knowledge, no liens or claims shall have been filed for work, labor, or materials relating to a Financed Vehicle that shall be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable.

                            (xi) No Default; Repossession. Except for
                   payment defaults continuing for a period of not more than thirty (30) days or payment defaults of 10% or less of a Scheduled Payment, in each case as of the related Cutoff Date, or the failure of the Obligor to maintain satisfactory physical damage insurance covering the Financed Vehicle, no default, breach, violation, or event permitting acceleration under the terms of any Receivable shall have occurred; no continuing condition that with notice or the lapse of time or both would constitute a default, breach, violation, or event permitting acceleration under the terms of any Receivable shall have arisen; the Seller shall not have waived any of the foregoing; and no Financed Vehicle shall have been repossessed as of the related Cutoff Date.

                            (xii) Insurance. Each Contract shall require
                   the related Obligor to maintain physical damage insurance (which insurance shall not be force placed insurance) covering the Financed Vehicle, in the amount determined by the Seller in accordance with its customary procedures.

                            (xiii) Title. It is the intention of the Seller
                   that each transfer and assignment of the Receivables herein contemplated constitute a sale of such Receivables from the Seller to the Purchaser and that the beneficial interest in, and title to, such Receivables not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned, or pledged by the Seller to any Person other than the Purchaser. Immediately prior to each transfer and assignment of the Receivables herein contemplated, the Seller had good and marketable title to such Receivables free and clear of all Liens, encumbrances, security interests, and rights of others and, immediately upon the transfer thereof, the Purchaser shall have good and marketable title to such Receivables, free and clear of all Liens, encumbrances, security interests, and rights of others; and the transfer has been perfected by all necessary action under the Relevant UCC.

                            (xiv) Valid Assignment. No Receivable shall
                   have been originated in, or shall be subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Receivable under this Agreement shall be unlawful, void, or voidable. The Seller has not entered into any agreement with any obligor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

                            (xv) All Filings Made. All filings (including,
                   without limitation, filings under the Relevant UCC) necessary in any jurisdiction to give the Purchaser a first priority perfected security interest in the Receivables shall be made within ten (10) days of the Closing Date (with respect to the Initial Receivables) or ten (10) days of the related Subsequent Transfer Date (with respect to the Subsequent Receivables).

                            (xvi) Chattel Paper. Each Receivable
                   constitutes "chattel paper" as defined in the Relevant
                   UCC.

                            (xvii) One Original. There shall be only one
                   original executed copy of each Receivable in existence.

                            (xviii) Principal Balance. Each Receivable had
                   an original principal balance (net of unearned precomputed finance charges) of not more than $60,000, and a remaining Principal Balance as of the Cutoff Date of not less than $100.

                            (xix) No Bankrupt Obligors. No Receivable was
                   due from an Obligor who, as of the related Cutoff Date, was the subject of a proceeding under the Bankruptcy Code of the United States or was bankrupt.

                            (xx) New and Used Vehicles. Approximately [ ]%
                   of the Initial Pool Balance, constituting approximately [ ]% of the total number of the Initial Receivables, relate to new automobiles and sports-utility vehicles, substantially all of which were manufactured or distributed by Mitsubishi Motors. Approximately [ ]% of the Initial Pool Balance, constituting approximately [ ]% of the total number of Initial Receivables, relate to used automobiles and sports-utility vehicle, substantially all of which were manufactured or distributed by Mitsubishi Motors. Approximately [ ]% of the Initial Pool Balance, constituting approximately [ ]% of the total number of Initial Receivables, relate to program automobiles and sports-utility vehicles, substantially all of which were manufactured or distributed by Mitsubishi Motors. Approximately [ ]% of the Initial Pool Balance, constituting approximately [ ]% of the total number of Initial Receivables, relate to other used automobiles and sports-utility vehicles.

                            (xxi) Origination. Each Receivable shall have
                   an origination date during or after [March 10, 1997].

                            (xxii) Maturity of Receivables. Each Receivable
                   shall have, as of the Cutoff Date, not more than [ ] remaining Scheduled Payments due.

                            (xxiii) Weighted Average Number of Payments. As
                   of the Initial Cutoff Date, the weighted average number of payments remaining until the maturity of the Initial Receivables shall be not more than [ ] Scheduled Payments. The weighted average remaining maturity of any Subsequent Receivables as of the related Subsequent Cutoff Date shall be not more than [ ] months.

                            (xxiv) Annual Percentage Rate. Each Receivable
                   shall have an APR of at least 0% and not more than 30%.

                            (xxv) Scheduled Payments. No Receivable shall
                   have a payment of which more than 10% of such payment is more than thirty (30) days overdue as of the related Cutoff Date.

                            (xxvi) Location of Receivable Files. The
                   Receivable Files shall be kept at one or more of the locations listed in Schedule A hereto.

                            (xxvii) Capped Receivables and Simple Interest
                   Receivables. Except to the extent that there has been no material adverse effect on Noteholders or Certificateholders, each Capped Receivable has been treated consistently by the Seller as a Simple Interest Receivable and payments with respect to each Simple Interest Receivable have been allocated consistently in accordance with the Simple Interest Method.

                            (xxviii) Other Data. The tabular data and the
                   numerical data relating to the characteristics of the Initial Receivables contained in the Prospectus are true and correct in all material respects.

                            (xxix) Last Scheduled Payments. The aggregate
                   principal balance of the Last Scheduled Payments of Final Payment Receivables that are Initial Receivables, as a percentage of the Initial Pool Balance as of the Initial Cutoff Date, shall be not greater than [ ]%. The aggregate principal balance of the Last Scheduled Payments of Final Payment Receivables that are Subsequent Receivables sold to the Purchaser on a Subsequent Transfer Date, as of the related Subsequent Cutoff Date, as a percentage of the aggregate principal balance of all of such Subsequent Receivables as of such related Subsequent Cutoff Date, shall be not greater than [ ]%.

                            (xxx) Receivable Yield Supplement Amounts. An
                   amount equal to the sum of all projected Yield Supplement Amounts for all future Payment Dates with respect to each Deferred Payment Receivable, assuming that no prepayments are made on the Deferred Payment Receivable, has been deposited to the Yield Supplement Account on or prior to the Closing Date or the related Subsequent Transfer Date, as applicable.

                            (xxxi) Prepaid Receivables. No Receivable shall
                   have been pre-paid by more than six monthly payments as of the related Cutoff Date.

                            (xxxii) Limited Credit Experience. The
                   aggregate principal balance of the Subsequent
                   Receivables sold to the Purchaser on a Subsequent Transfer Date on which the Obligor has limited credit experience, as of the related Subsequent Cutoff Date, as a percentage of the aggregate principal balance of all of such Subsequent Receivables as of such related Subsequent Cutoff Date, shall be not greater than [___]%.

                            (xxxiii) Deferred Payment Receivables. As of
                   the Cutoff Date $[ ] total Principal Balance of Deferred Payment Receivables included in the Receivables had a first payment that, as of the date of inception of the Receivable, was deferred for 300 days or greater. As of the Cutoff Date $[ ] total Principal Balance of Deferred Payment Receivables included in the Receivables had a first payment that, as of the date of inception of the Receivables, was deferred for a period of between 200 and 299 days. As of the Cutoff Date $[ ] total Principal Balance of Deferred Payment Receivables included in the Receivables had a first payment that, as of the date of inception of the Receivables, was deferred for a period of between 100 and 199 days. As of the Cutoff Date $[ ] total Principal Balance of Deferred Payment Receivables included in the Receivables had a first payment that, as of the date of inception of the Receivables, was deferred for a period of 99 days or less. In no case will the first payment on a Deferred Payment Receivable be due later than 480 days after the date of inception of that Receivable.

                            (xxxiv) Modified Receivables. The APR of any
                   Modified Receivable is equal to the APR of the related Deferred Payment Receivable. The date on which the final Scheduled Payment is due on a Modified Receivable is not different than the date set forth in the related Contract as the date on which the final Scheduled Payment under such Receivable is due. No Deferred Payment Receivable became a Modified Receivable after 90 days following the date the first Scheduled Payment on the Receivable was due.


                                 ARTICLE IV

                                 CONDITIONS

                   SECTION 4.1 Conditions to Obligations of the Purchaser.

                        (a) Initial Receivables. The obligation of the Purchaser to purchase the Initial Receivables is subject to the satisfaction of the following conditions:

                            (i) Representations and Warranties True. The
                   representations and warranties of the Seller hereunder shall be true and correct on the Cutoff Date or on the Closing Date, as appropriate, with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

                            (ii) Computer Files Marked. The Seller shall,
                   at its own expense, on or prior to the Closing Date, indicate in its computer files that the Initial Receivables have been sold to the Purchaser pursuant to this Agreement and the First-Tier Initial Assignment and deliver to the Purchaser the Schedule of Initial Receivables certified by an officer of the Seller to be true, correct and complete.

                            (iii) Documents to be delivered by the Seller
                   at the Closing.

                                           (A) The First-Tier Initial
                                  Assignment. At the Closing, the Seller
                                  will execute and deliver the First-Tier
                                  Initial Assignment in substantially the
                                  form of Exhibit A-1 hereto.

                                           (B) The Yield Supplement
                                  Agreement. At the Closing, the Seller
                                  will execute and deliver the Yield
                                  Supplement Agreement.

                                           (C) Evidence of UCC Filing.
                                  Within ten (10) days of the Closing Date, the Seller shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which required by applicable law, executed by the Seller, as seller or debtor, and naming the Purchaser, as purchaser or secured party, naming the Initial Receivables and the other property conveyed under Section 2.1 as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of the Initial Receivables to the Purchaser. The Seller shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser within ten (10) days of the Closing Date.

                                           (D) Other Documents. Such other
                                  documents as the Purchaser may reasonably request.

                            (iv) Other Transactions. The transactions
                   contemplated by the Sale and Servicing Agreement, the Indenture, the Trust Agreement and the Underwriting Agreement shall be consummated on the Closing Date.

                        (b) Subsequent Receivables. The obligation of the Purchaser to purchase the Subsequent Receivables to be conveyed to the Purchaser on each Subsequent Transfer Date is subject to the satisfaction of the following conditions:

                            (i) Representations and Warranties True. The
                   representations and warranties of the Seller under
                   Section 3.2(a) with respect to the Seller and Section 3.2(b) with respect to such Subsequent Receivables shall be true and correct as of the date as of which such representations and warranties are made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the related Subsequent Transfer Date.

                            (ii) Computer Files Marked. The Seller shall,
                   at its own expense, on or prior to the related Subsequent Transfer Date, indicate in its computer files that such Subsequent Receivables have been sold to the Purchaser pursuant to this Agreement and the related First-Tier Subsequent Assignment and deliver to the Purchaser the related First-Tier Subsequent Assignment, including the related Schedule of Subsequent Receivables certified by an officer of the Seller to be true, correct and complete.

                            (iii) Documents to be delivered by the Seller
                   on the related Subsequent Transfer Date.

                                           (A) The First-Tier Subsequent
                                  Assignment. On the related Subsequent
                                  Transfer Date, the Seller will execute
                                  and deliver the related First-Tier
                                  Subsequent Assignment in substantially
                                  the form of Exhibit A-2 hereto.

                                           (B) Evidence of UCC Filing.
                                  Within ten (10) days of the related
                                  Subsequent Transfer Date, the Seller
                                  shall record and file, at its own
                                  expense, a UCC-1 financing statement in
                                  each jurisdiction in which required by
                                  applicable law, executed by the Seller,
                                  as seller or debtor, and naming the
                                  Purchaser, as purchaser or secured party, naming such Subsequent Receivables and the other property conveyed under Section 2.1(b) as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Subsequent Receivables to the Purchaser. The Seller shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser within ten (10) days of the related Subsequent Transfer Date.

                                           (C) Officer's Certificate. The
                                  Seller shall have delivered to the
                                  Purchaser an Officer's Certificate
                                  confirming the satisfaction of each
                                  condition precedent specified in this
                                  Section 4.1(b) (substantially in the form attached as Annex A to the form of First-Tier Subsequent Assignment attached hereto as Exhibit A-2).

                                           (D) Other Documents. Such other
                                  documents as the Purchaser may reasonably request.

                            (iv) As of the related Subsequent Transfer
                   Date: (A) the Seller was not insolvent and will not become insolvent as a result of the transfer of such Subsequent Receivables on the related Subsequent Transfer Date, (B) the Seller did not intend to incur or believe that it would incur debts that would be beyond the Seller's ability to pay as such debts matured, (C) such transfer was not made by the Seller with actual intent to hinder, delay or defraud any Person and (D) the assets of the Seller did not constitute unreasonably small capital to carry out its business as conducted.

                            (v) No selection procedures believed by the
                   Seller to be adverse to the interests of the Purchaser, the Trust, the Noteholders or the Certificateholders shall have been utilized in selecting the Subsequent Receivables.

                            (vi) The addition of the Subsequent Receivables
                   will not result in a material adverse tax consequence to the Purchaser, the Trust, the Noteholders or the Certificateholders.

                            (vii) All the conditions to the transfer of the
                   Subsequent Receivables from the Purchaser to the Trust specified in Section 2.1(d) of the Sale and Servicing Agreement shall have been satisfied.

                   SECTION 4.2 Conditions to Obligation of the Seller. The obligation of the Seller to sell the Initial Receivables to the Purchaser on the Closing Date and any Subsequent Receivables to the Purchaser on the related Subsequent Transfer Date is subject to the satisfaction of the following conditions:

                        (a) Representations and Warranties True. The representations and warranties of the Purchaser hereunder shall be true and correct on the Closing Date or the related Subsequent Transfer Date, as applicable, with the same effect as if then made, and the Purchaser shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date or the related Subsequent Transfer Date, as applicable.

                        (b) Receivables Purchase Prices. (i) On or prior to the Closing Date, the Purchaser shall deliver to the Seller the Receivables Purchase Price, as provided in Section 2.2(a); and
         (ii) on or prior to each Subsequent Transfer Date, the Purchaser shall have delivered to the Seller the related Subsequent Receivables Purchase Price, as provided in Section 2.2(b).


                                 ARTICLE V

                          COVENANTS OF THE SELLER

                  The Seller agrees with the Purchaser as follows; provided, that to the extent that any provision of this Article V conflicts with any provision of the Sale and Servicing Agreement, the Sale and Servicing Agreement shall govern:

                   SECTION 5.1 Protection of Right, Title and Interest.

                        (a) The Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Purchaser under this Agreement in, to and under the Receivables and the other property conveyed hereunder and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

                        (b) The Seller shall not change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Seller in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-506(b) of the Relevant UCC, unless it shall have given the Purchaser at least sixty (60) days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

                        (c) The Seller shall give the Purchaser at least sixty (60) days' prior written notice of any relocation of its principal executive office or of any change in its jurisdiction of organization if, as a result of such relocation or change, the applicable provisions of the Relevant UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment, continuation statement or new financing statement. The Seller shall at all times maintain [each office from which it shall service Receivables, its principal executive office, and] its jurisdiction of organization within the United States of America.

                        (d) The Seller shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each).

                        (e) The Seller shall maintain its computer systems so that, from and after the time of sale hereunder of the Receivables to the Purchaser, the Seller's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly the interest of the Purchaser in such Receivable and that such Receivable is owned by the Purchaser (or, upon sale of the Receivables to the Trust, by the Trust). Indication of the Purchaser's ownership of a Receivable shall be deleted from or modified on the Seller's computer systems when, and only when, the Receivable shall have been paid in full or repurchased.

                        (f) If at any time the Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in any automobile or sports-utility vehicle receivables (other than the Receivables) to any prospective purchaser, lender, or other transferee, the Seller shall give to such prospective purchaser, lender, or other transferee computer tapes, compact disks, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Purchaser or its assignee unless such Receivable has been paid in full or repurchased.

                        (g) The Seller shall permit the Purchaser and its agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Seller's records regarding any Receivable.

                        (h) Upon request, the Seller shall furnish to the Purchaser, within ten (10) Business Days, a list of all Receivables (by contract number and name of Obligor) then owned by the Purchaser, together with a reconciliation of such list to the Schedule of Receivables.

                   SECTION 5.2 Other Liens or Interests. Except for the conveyances hereunder, the Seller will not sell, pledge, assign or transfer any Receivable to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and the Seller shall defend the right, title, and interest of the Purchaser in, to and under the Receivables against all claims of third parties claiming through or under the Seller; provided, however, that the Seller's obligations under this
Section 5.2 shall terminate upon the termination of the Trust pursuant to the Trust Agreement.

                   SECTION 5.3 Costs and Expenses. The Seller agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the Purchaser's right, title and interest in, to and under the Receivables.

                   SECTION 5.4 Indemnification.

                        (a) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the failure of a Receivable to be originated in compliance with all requirements of law and for any breach of any of the Seller's representations and warranties contained herein.

                        (b) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, or operation by the Seller or any Affiliate thereof of a Financed Vehicle.

                        (c) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all taxes, except for taxes on the net income of the Purchaser, that may at any time be asserted against the Purchaser with respect to the transactions contemplated herein and in the Yield Supplement Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes and costs and expenses in defending against the same.

                        (d) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all costs, expenses, losses, damages, claims and liabilities to the extent that such cost, expense, loss, damage, claim or liability arose out of, or was imposed upon the Purchaser through, the negligence, willful misfeasance, or bad faith of the Seller in the performance of its duties under this Agreement or the Yield Supplement Agreement, as the case may be, or by reason of reckless disregard of the Seller's obligations and duties under the Agreement or the Yield Supplement Agreement, as the case may be.

                        (e) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against all costs, expenses, losses, damages, claims and liabilities arising out of or incurred in connection with the acceptance or performance of the Seller's trusts and duties as Servicer under the Sale and Servicing Agreement, except to the extent that such cost, expense, loss, damage, claim or liability shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Purchaser.

                  These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

                   SECTION 5.5 Sale. The Seller agrees to treat this conveyance for all purposes (including without limitation tax and financial accounting purposes) as an absolute transfer on all relevant books, records, tax returns, financial statements and other applicable documents.

                   SECTION 5.6 Transfer of Subsequent Receivables. The Seller agrees to transfer to the Purchaser, pursuant to Section 2.1(b), Subsequent Receivables with an aggregate Principal Balance as of the related Cutoff Dates approximately equal to $[ ], subject only to the availability of such Subsequent Receivables.

                                ARTICLE VI

                          MISCELLANEOUS PROVISIONS

                   SECTION 6.1 Obligations of Seller. The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

                   SECTION 6.2 Repurchase Events. The Seller hereby covenants and agrees with the Purchaser for the benefit of the Purchaser, the Indenture Trustee, the Owner Trustee, the Noteholders and the Certificateholders, that the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.2(b) shall constitute an event obligating the Seller to repurchase Receivables hereunder (each, a "Repurchase Event") at a price equal to the Purchase Amount from the Purchaser or from the Trust. Subject to Section 5.4(a), the repurchase obligation of the Seller shall constitute the sole remedy to the Purchaser, the Indenture Trustee, the Owner Trustee, the Noteholders and the Certificateholders against the Seller with respect to any Repurchase Event.

                   SECTION 6.3 Purchaser's Assignment of Repurchased Receivables. With respect to all Receivables repurchased by the Seller pursuant to Section 6.2 of this Agreement, the Purchaser shall assign, without recourse, representation or warranty, to the Seller all the Purchaser's right, title and interest in, to and under such Receivables, and all security and documents relating thereto.

                   SECTION 6.4 Trust. The Seller acknowledges that:

                        (a) The Purchaser will, pursuant to the Sale and Servicing Agreement, sell the Initial Receivables to the Trust on the Closing Date and the Subsequent Receivables to the Trust on the related Subsequent Transfer Dates and assign its rights under this Agreement and the Yield Supplement Agreement to the Owner Trustee for the benefit of the Noteholders and the Certificateholders, and that the representations and warranties contained in this Agreement and the rights of the Purchaser under this Agreement, including under Sections 6.2 and 6.3, are intended to benefit the Trust, the Noteholders and the Certificateholders. The Seller hereby consents to such sale and assignment.

                        (b) The Trust will, pursuant to the Indenture, pledge the Receivables and its rights under this Agreement and the Yield Supplement Agreement to the Indenture Trustee for the benefit of the Noteholders, and the representations and warranties contained in this Agreement and the rights of the Purchaser under this Agreement, including under Sections 6.2 and 6.3, are intended to benefit the Noteholders. The Seller hereby consents to such pledge.

                   SECTION 6.5 Amendments.

                        (a) This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Seller and the Purchaser; provided, however, that any such amendment that materially adversely affects the rights of the Noteholders or the Certificateholders under the Indenture, Sale and Servicing Agreement or Trust Agreement shall be consented to by the Holders of Notes evidencing not less than 51% of the then Outstanding Notes and the Holders of Certificates evidencing not less than 51% of the Certificate Balance.

                        (b) Notwithstanding anything contained herein to the contrary, this Agreement may be amended by the Seller and the Purchaser, but without the consent of any of the Holders to add, modify or eliminate such provisions as may be necessary or advisable in order to: (a) cure any ambiguity, to revise, correct or supplement any provisions herein, (b) enable the transfer to the Trust of all or any portion of the Receivables to be derecognized by the Seller under GAAP, (c) enable the Trust to avoid becoming a member of the Seller's consolidated group under GAAP or (d) enable the Transferor or any Affiliate of the Transferor or any of their Affiliates to otherwise comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle; provided, however, it shall be a condition to any such amendment that the Rating Agency Condition be met; and provided, further, that no such amendment shall be inconsistent with the derecognition by the Seller of the Receivables under GAAP or cause the Purchaser to become a member of the Seller's consolidated group under GAAP.

                   SECTION 6.6 Accountants' Letters.

                        (a) Ernst & Young LLP will perform certain procedures regarding the characteristics of the Receivables described in the Schedule of Initial Receivables set forth as Exhibit B hereto and will compare those characteristics to the information with respect to the Initial Receivables contained in the Prospectus.

                        (b) Seller will cooperate with the Purchaser and Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to complete the procedures set forth in Section 6.6(a) above and to deliver the letters required of them under the Underwriting Agreement.

                        (c) Ernst & Young LLP will deliver to the Purchaser a letter, dated the date of the Prospectus, in the form previously agreed to by the Seller and the Purchaser, with respect to the financial and statistical information contained in the Prospectus under the captions "Delinquency Experience," "Net Credit Loss and Repossession Experience" and "Contracts Providing for Balloon
         Payments: Loss Experience on Returned Vehicles" and with respect to such other information as may be agreed in the forms of such letters.

                   SECTION 6.7 Waivers. No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement or any Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

                   SECTION 6.8 Notices. All communications and notices pursuant hereto to either party shall be in writing or by confirmed facsimile or telecopy and addressed or delivered to it at its address shown in the opening portion of this Agreement or at such other address as may be designated by it by notice to the other party and, if mailed or sent by telecopy or facsimile, shall be deemed given when mailed or when electronic confirmation of the telecopy or facsimile is received.

                   SECTION 6.9 Costs and Expenses. The Seller will pay all expenses incident to the performance of its obligations under this Agreement and the Seller agrees to pay all reasonable out-of-pocket costs and expenses of the Purchaser, excluding fees and expenses of counsel, in connection with the perfection as against third parties of the Purchaser's right, title and interest in, to and under the Receivables and the enforcement of any obligation of the Seller hereunder.

                   SECTION 6.10 Representations of the Seller and the Purchaser. The respective agreements, representations, warranties and other statements by the Seller and the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the Closing.

                   SECTION 6.11 Confidential Information. The Purchaser agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors, except in connection with the enforcement of the Purchaser's rights hereunder, under the Receivables, the Sale and Servicing Agreement or as required by law.

                   SECTION 6.12 Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

                   SECTION 6.13 Governing Law. This Agreement and each Assignment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                   SECTION 6.14 Agreements of Purchaser.

                        (a) The Purchaser will not commingle any of its assets with those of the Seller or the ultimate parent of the Purchaser.

                        (b) The Purchaser will maintain separate corporate records and books of account from those of the Seller or the ultimate parent of the Purchaser.

                        (c) The Purchaser will conduct its business from an office separate from the Seller or the ultimate parent of the Purchaser.

                   SECTION 6.15 Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.






                  IN WITNESS WHEREOF, the parties hereby have caused this Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.



                                        MITSUBISHI MOTORS CREDIT OF
                                          AMERICA, INC., as Seller


                                        By: ____________________________
                                            Name:
                                            Title:


                                        MMCA AUTO RECEIVABLES TRUST,
                                          as Purchaser


                                        By: ____________________________
                                            Name:
                                            Title:




                                                                  EXHIBIT A-1

                   FORM OF FIRST-TIER INITIAL ASSIGNMENT

                  For value received, in accordance with the Purchase Agreement, dated as of October 1, 2001, between the undersigned and MMCA AUTO RECEIVABLES TRUST (the "Purchaser") (as amended, supplemented or otherwise modified and in effect from time to time, the "Purchase Agreement"), the undersigned does hereby sell, assign, transfer and otherwise convey unto the Purchaser, without recourse (subject to the obligations in the Purchase Agreement), all right, title and interest of the undersigned, whether now owned or hereafter acquired, in, to and under the following, collectively: (i) the Initial Receivables; (ii) with respect to Initial Receivables that are Actuarial Receivables, monies due thereunder on or after the Initial Cutoff Date (including Payaheads) and, with respect to Initial Receivables that are Simple Interest Receivables, monies received thereunder on or after the Initial Cutoff Date; (iii) the security interests in Financed Vehicles granted by Obligors pursuant to the Initial Receivables and any other interest of the Seller in such Financed Vehicles; (iv) all rights to receive proceeds with respect to the Initial Receivables from claims on any physical damage, theft, credit life or disability insurance policies covering the related Financed Vehicles or related Obligors; (v) all rights to receive proceeds with respect to the Initial Receivables from recourse to Dealers thereon pursuant to the Dealer Agreements; (vi) all of the Seller's rights to the Receivable Files that relate to the Initial Receivables; (vii) all payments and proceeds with respect to the Initial Receivables held by the Seller; (viii) all property (including the right to receive Liquidation Proceeds and Recoveries and Financed Vehicles and the proceeds thereof acquired by the Seller pursuant to the terms of an Initial Receivable that is a Final Payment Receivable), guarantees and other collateral securing an Initial Receivable (other than an Initial Receivable purchased by the Servicer or repurchased by the Seller); (ix) all rebates of premiums and other amounts relating to insurance policies and other items financed under the Initial Receivables in effect as of the Initial Cutoff Date; and (x) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other Person in connection with the Initial Receivables, the related Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

                  This First-Tier Initial Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Purchase Agreement and is to be governed by the Purchase Agreement.

                  In the event that the foregoing sale, assignment, transfer and conveyance is deemed to be a pledge, the undersigned hereby grants to the Purchaser a first priority security interest in all of the undersigned's right to and interest in the Initial Receivables and other property described in clauses (i) through (x) above to secure a loan deemed to have been made by the Purchaser to the undersigned in an amount equal to the sum of the initial principal amount of the Notes plus accrued interest thereon and the Initial Certificate Balance.

                  This First-Tier Initial Assignment shall be construed in accordance with the laws of the State of New York and the obligations of the undersigned under this First-Tier Initial Assignment shall be determined in accordance with such laws.

                  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Purchase Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused this First-Tier Initial Assignment to be duly executed as of October 1, 2001.


                                            MITSUBISHI MOTORS CREDIT
                                              OF AMERICA, INC.



                                            By: _______________________
                                                Name:
                                                Title:




                                                              EXHIBIT A-2

                  FORM OF FIRST-TIER SUBSEQUENT ASSIGNMENT

                  For value received, in accordance with the Purchase Agreement, dated as of October 1, 2001, between the undersigned and MMCA AUTO RECEIVABLES TRUST (the "Purchaser") (as amended, supplemented or otherwise modified and in effect from time to time, the "Purchase Agreement"), the undersigned does hereby sell, assign, transfer and otherwise convey unto the Purchaser, without recourse (subject to the obligations in the Purchase Agreement), all right, title and interest of the undersigned, whether now owned or hereafter acquired, in, to and under the following, collectively: (i) the Subsequent Receivables set forth in the Schedule of Subsequent Receivables attached hereto as Schedule A; (ii) with respect to the Subsequent Receivables that are Actuarial Receivables, monies due thereunder on or after [________], [______] (the "Subsequent Cutoff Date") (including Payaheads) and, with respect to Subsequent Receivables that are Simple Interest Receivables, monies received thereunder on or after the Subsequent Cutoff Date; (iii) the security interests in Financed Vehicles granted by Obligors pursuant to such Subsequent Receivables and any other interest of the Seller in such Financed Vehicles; (iv) all rights to receive proceeds with respect to such Subsequent Receivables from claims on any physical damage, theft, credit life or disability insurance policies covering the related Financed Vehicles or related Obligors; (v) all rights to receive proceeds with respect to such Subsequent Receivables from recourse to Dealers thereon pursuant to Dealer Agreements; (vi) all of the Seller's rights to the Receivable Files that relate to such Subsequent Receivables; (vii) all payments and proceeds with respect to such Subsequent Receivables held by the Seller; (viii) all property (including the right to receive Liquidation Proceeds and Recoveries and Financed Vehicles and the proceeds thereof acquired by the Seller pursuant to the terms of a Subsequent Receivable that is a Final Payment Receivable), guarantees and other collateral securing a Subsequent Receivable (other than a Subsequent Receivable purchased by the Servicer or repurchased by the Seller); (ix) all rebates of premiums and other amounts relating to insurance policies and other items financed under such Subsequent Receivables in effect as of the Subsequent Cutoff Date; and (x) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other Person in connection with the Subsequent Receivables, the related Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

                  This First-Tier Subsequent Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Purchase Agreement (including the Officer's Certificate of the Seller accompanying this First-Tier Subsequent
Assignment) and is to be governed by the Purchase Agreement.

                  The Seller hereby represents that as of the Subsequent Cut-off Date the aggregate Principal Balance of the Subsequent Receivables conveyed hereby was $[____________].

                  In the event that the foregoing sale, assignment, transfer and conveyance is deemed to be a pledge, the undersigned hereby grants to the Purchaser a first priority security interest in all of the undersigned's right to and interest in the Subsequent Receivables and other property described in clauses (i) through (x) above to secure a loan deemed to have been made by the Purchaser to the undersigned in an amount equal to the sum of the initial principal amount of the Notes plus accrued interest thereon and the Initial Certificate Balance.

                  This First-Tier Subsequent Assignment shall be construed in accordance with the laws of the State of New York and the obligations of the undersigned under this First-Tier Subsequent Assignment shall be determined in accordance with such laws.

                  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Purchase Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused this First-Tier Subsequent Assignment to be duly executed as of [_________ __, _____].


                                            MITSUBISHI MOTORS CREDIT
                                              OF AMERICA, INC.



                                            By: _______________________
                                                Name:
                                                Title:




                                                                  SCHEDULE A


             SCHEDULE OF SUBSEQUENT RECEIVABLES PROVIDED TO THE
          INDENTURE TRUSTEE ON THE SUBSEQUENT CLOSING DATE, WHICH
            MAY BE ON COMPUTER TAPE, COMPACT DISK, OR MICROFICHE




                                                                    ANNEX A


                           OFFICERS' CERTIFICATE


                  The undersigned officer of Mitsubishi Motors Credit of America, Inc., a Delaware corporation (the "Seller"), does hereby certify, pursuant to Section 4.1(b)(iii)(C) of the Purchase Agreement, dated as of October 1, 2001 (as amended, supplemented or otherwise modified and in effect from time to time, the "Purchase Agreement"), between the Seller and MMCA Auto Receivables Trust, a Delaware business trust (the "Purchaser"), that all of the conditions precedent to the transfer to the Purchaser of the Subsequent Receivables listed on Schedule A to the First-Tier Subsequent Assignment delivered herewith, and the other property and rights related to such Subsequent Receivables as described in Section 2.1(b) of the Purchase Agreement, have been satisfied on or prior to the related Subsequent Transfer Date.

                  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

                  IN WITNESS WHEREOF, the undersigned have caused this certificate to be duly executed this [______] day of [_______________, ________].


                                                     By:
                                                        -----------------------
                                                              Name:
                                                              Title:





                                                                  EXHIBIT B


                SCHEDULE OF INITIAL RECEIVABLES PROVIDED TO
                 THE INDENTURE TRUSTEE ON THE CLOSING DATE,
                       WHICH MAY BE ON COMPUTER TAPE,
                        COMPACT DISK, OR MICROFICHE




                                                                SCHEDULE A

                       Locations of Receivables Files


Corporate Office
6363 Katella Avenue
P.O. Box 6038
Cypress, CA  90630-5205

National Service Center
10805 Holder Street, Third Floor
P.O. Box 6043
Cypress, CA  90630-0040